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                                  AMENDMENTS TO
                     MUTUAL BUSINESS DEVELOPMENT AGREEMENT,
                            NON-COMPETITION AGREEMENT
                                       AND
                            STOCK PURCHASE AGREEMENT


Amendments dated as of December 16, 1997, to (i) the MUTUAL BUSINESS DEVELOPMENT AGREEMENT dated as of October 8, 1996 (the "MBDA") between Service One International Corporation (the "Company") and the O. Pappalimberis Trust (the "Trust" which term shall include the former trustees and agents thereof): (ii) the NON-COMPETITION AGREEMENT dated as of October 8, 1996 (the "Non-Competition Agreement") among others, the Company, the Trust, Taxter One LLC ("Taxter"), a principal owner of the Company, and Jason W. Galaris ("JWG") a beneficiary of the Trust and (iii) the STOCK PURCHASE AGREEMENT dated as of October 8, 1996 (the "SPA") between among others, Taxter and the Trust.

                              W I T N E S S E T H:

WHEREAS, in accordance with the terms of the MBDA, the Trust has assigned the MBDA to Eikos Management LLC ("Eikos"), an Isle of Mann limited liability company wholly owned by the Trust; and

WHEREAS, Thesseus International Asset Fund, N.V. ("Thesseus") a Netherlands Antilles corporation organized and controlled by the Trust and JWG, intends to acquire Eikos and all the right, title and interest in and to the assets (the "Assets") of limited partnerships known as FAR I and FAR II (the "Partnerships"), which partnerships currently own portfolios of credit card receivables being serviced by the Company;

WHEREAS, for the consideration set forth herein and in order to facilitate the transfer of the assets to Thesseus, the Company and Taxter had agreed as provided herein to waive and release JWG, the Trust and Thesseus and/or affiliates thereof from the non-competition restrictions set forth in the MBDA, the SPA, and the Non-Competition Agreement, and from all other non-competition restrictions which may be contained in any other agreement executed as of October 8, 1996, by Taxter, the Company, the Trust, JWG and/or any affiliates thereof in connection with the sale by the Trust of all of the outstanding capital stock of Genesis II Corporation to Taxter (all such agreements hereinafter collectively called the "Agreements").

WHEREAS, as a condition of the aforesaid waiver and release, the parties have agreed to certain other terms and conditions all as set forth herein;

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NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and for good and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:

1.       As qualified by the terms of Section 2 hereof:

         (a) The Company hereby releases the Trust and its affiliates, including but not limited to Eikos and Thesseus, from all non-competition restrictions set forth in the MBDA including but not limited to the restrictions contained in Paragraph 1(a) thereof,

         (b) Taxter hereby releases the Trust and affiliates, including but not limited to Eikos and Thesseus, from all non-competition restrictions set forth in the SPA including but not limited to the restrictions contained in Section 9 thereof.

         (c) Taxter and the Company (the "Releasors") hereby release the Trust, JWG and their respective affiliates, including but not limited to Eikos and Thesseus, (the "Releasees") from the terms of the Non-Competition Agreement so that the conditions of the Non-Competition Agreement shall no longer be applicable to the Releasees; and

         (d) The Releasees hereby release the Releases from all other non-competition restrictions which may be contained in the Agreements.

2. The releases set forth in Section I above (the "Releases"), relate solely to business operations conducted with respect to the Assets, and may include minority ownership in any entity received in exchange for the transfer of the Assets.

3. The Trust, Thesseus and Eikos hereby agree that, in consideration for the Releases, they shall pay to the Company an aggregate of $1 million which the Releasors hereby accept as full and complete consideration (the "Consideration") for the Releases. The Consideration shall be paid at the rate of 25% of the "5% Fee," as defined in subparagraph 3(a)(ii) of the MBDA, distributed to the Trust and/or or its assignee, which amount the Company shall deduct from each payment of the 5% Fee until the Consideration is paid in full.

4. The Trust, Eikos, Thesseus and the Company hereby agree that Paragraph 3(c) of the MBDA is amended as follows:

         On March 1, 1998 the Company shall pay to the Trust all amounts in respect of the 5% Fee which became payable during the period commencing October 8, 1996 and terminating on the close of business on February 28, 1998. Thereafter, commencing September 1, 1998, on the first day of each September and March during the Term and, if applicable, the Additional Term, the Company shall pay to the Trust all amounts in respect of the 5% Fee which become payable during the immediately

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         preceding six months, by delivery to the Trust of a check in an amount equal to the sum of all such amounts. Each payment of the 5% Fee shall be accompanied by a certificate of the Company's chief financial officer setting forth in reasonable detail the calculation of the 5% Fee.

5. The parties hereto agree that under the terms of the MBDA, the Non-Exclusive License Agreement between the Trust and the Company, and any other agreement entered into by the Trust or any of its affiliates in connection with the SPA, the Trust, the Non-U.S. Based Enterprise (as defined in the MBDA), and any affiliates of the Trust, including without limitation Eikos and Thesseus, have the rights to use the "System" only in the condition and state of development in which it was transferred to the purchasers in connection with the SPA on the date of the Closing (the "Original System") and that the Company and its affiliates have no obligation to transfer to any of the Releasees any software technology, know-how or other information of any kind relating to the System. The Company and its affiliates acknowledge and agree, however, that the Releasees retain the unrestricted right to modify, enhance and/or otherwise change the Original Systems and that the Company and its affiliates shall have no right to use such modifications, enhancements and/or changes. The Trust, the Non-U.S. Based Enterprise, and all affiliates thereof, including without limitation Eikos and Thesseus, shall have no right to use or license any other proprietary analytical computer programs, operating systems, methods or procedures developed by the Credit Store, Inc. or any of its affiliates or to require the Company or any of its affiliates to process or service any receivables or portfolios of receivables it may acquire or contemplate acquiring, except as provided in paragraph 8 hereof.

6. On condition that Thesseus acquires the Assets, no later than 180 days after the date of such acquisitions, JWG, Eikos, Thesseus, and any affiliate thereof or any transferee of the Assets will cause the servicing of the Assets to be transferred from the Company to an alternative servicer.

7. Except as provided herein, the MBDA is not changed and remains in full force and effect.

IN WITNESS WHEREOF, the parties hereto have executed the Agreement as of the date first set forth above.

O. PAPPALIMBERIS TRUST                   TAXTER ONE LLC


By:  /s/  Barry Feiner                   By:  /s/  Jay L. Botchman
     ------------------------                 --------------------------------
     Barry Feiner, Trustee                    Jay L. Botchman, Managing Member


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SERVICE ONE INTERNATIONAL                EIKOS MANAGEMENT, LLC
CORPORATION


By:  /s/  [Illegible]                    /s/  Barry Feiner
     ---------------------------         -------------------------------------
     Name:                               Name:  Barry Feiner
           ---------------------
     Title:                              Title: Agent
           ---------------------


     /s/  Jason W. Galaris               THESSEUS INTERNATIONAL
     ---------------------------         ASSET FUND
     Jason W. Galaris


                                         By:  /s/  Barry Feiner
                                              ---------------------------------
                                              Name:  Barry Feiner
                                              Title: President


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